UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 16, 2016

BARNES & NOBLE EDUCATION, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-37499	46-0599018
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

120 Mountain View Blvd., Basking Ridge, NJ		07920
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (908) 991-2665

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07     Submission of Matters to a Vote of Security Holders.

The 2016 Annual Meeting of Stockholders (the “Annual Meeting”) of the Company was held on September 16, 2016. At the Annual Meeting, 44,283,397 were represented in person or by proxy out of the 46,090,093 shares of Common Stock outstanding and entitled to vote as of August 2, 2016, the record date for the Annual Meeting. The voting results for each of the proposals submitted to a vote of the stockholders of the Company at the Annual Meeting are set forth below.

Election of Directors. The Company’s stockholders elected the Board’s nominees as Directors of the Company by the following vote:

Name	Votes For	Votes Withheld	Broker Non-Votes
Michael P. Huseby	34,831,161	4,874,906	4,577,330
David A. Wilson	31,567,515	8,138,552	4,577,330
Mr. Huseby and Dr. Wilson will hold office until the 2019 Annual Meeting of Stockholders of the Company and until their respective successors are elected and qualified.

Advisory (non-binding) Vote on Executive Compensation. The Company’s stockholders approved, on an advisory basis, compensation of the Company’s named executive officers by an affirmative vote of a majority of the votes cast on the proposal. The results of voting on the proposal are set forth below:

Votes For	Votes Against	Abstentions	Broker Non-Votes
31,951,672	7,721,518	32,877	4,577,330

Advisory (non-binding) Vote on Frequency of Holding an Advisory Vote on Executive Compensation. The Company’s stockholders approved, on an advisory basis, holding an advisory vote on executive compensation every year by an affirmative vote of a majority of the votes cast on the proposal. The results of voting on the proposal are set forth below:

1 Year	2 Years	3 Years	Abstentions	Broker Non-Votes
36,203,333	67,497	3,412,983	22,254	4,577,330
Based on a determination of our Board of Directors in light of these stockholder voting results, the Company has decided to conduct say-on-pay votes every year, until such time as our stockholders are next asked for an advisory vote on the frequency of conducting future say-on-pay votes.
Approval of the Amendment to the Company's Equity Incentive Plan. The Company’s stockholders approved the amendment to the Company's Equity Incentive Plan by an affirmative vote of a majority of the votes cast on the proposal. The results of voting on the proposal are set forth below:

Votes For	Votes Against	Abstentions	Broker Non-Votes
39,062,104	611,367	32,596	4,577,330

Ratification of the Appointment of Ernst & Young LLP as the Independent Registered Public Accountants of the Company for the Fiscal Year Ending April 29, 2017. The Company’s stockholders approved the proposal by an affirmative vote of a majority of the votes cast on the proposal. The results of voting on the proposal are set forth below:

Votes For	Votes Against	Abstentions
44,136,149	88,852	58,396

Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.
Date: September 20, 2016
BARNES & NOBLE EDUCATION, INC.,

By:     /s/ Suzanne E. Andrews
Name:     Suzanne E. Andrews

Title:	Vice President, General Counsel and Corporate Secretary